UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 1st, 2021 (September 1st, 2021)

iCoreConnect, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-52765	13-4182867
(Commission File Number)	(IRS Employer Identification No.)

13506 Summerport Parkway #160, Windermere, FL	34786
(Address of Principal Executive Offices)	(Zip Code)

888-810-7706

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On September 1st, 2021, iCoreConnect Inc., a Nevada corporation (“Buyer”), acquired substantially all of the assets and business of Spectrum Technology Solutions, LLC, an Arizona limited liability company, (“Seller”), in exchange for (i) 4,046,617 shares of restricted Common Stock of Buyer, (ii) $1,500,000 in cash and (iii) the assumption of certain liabilities and obligations of Seller.

Item 3.02. Unregistered Sales of Equity Securities

On September 1st, 2021, in reliance upon Section 4 (a) (2) of the Securities Act of 1934, as amended, iCoreConnect Inc. issued 4,046,617 shares of its Common Stock to Wayne and Gloria Klug Trust

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

iCoreConnect, Inc.
(Registrant)

Dated: September 1st, 2021	By:	/s/ Robert McDermott
Robert McDermott
President and Chief Executive Officer

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